Exhibit 99.1
                                                             Trenwick Group Ltd.

                         UNITED STATES BANKRUPTCY COURT
                    _______________DISTRICT OF_______________

In re:  Trenwick Group Ltd.             Case No.           03-12636 (MFW)
                                        Reporting Period:  February 2004

                            MONTHLY OPERATING REPORT

            File with Court and submit copy to United States Trustee
                       within 20 days after end of month.

Submit copy of report to any official committee appointed in the case.

-------------------------------------------------------------------------------------------------------------------------------
                                                                                             Document      Explanation
Required Documents                                                    Form No.               Attached       Attached
-------------------------------------------------------------------------------------------------------------------------------
Schedule of Cash Receipts and Disbursements                           MOR-1                  Yes
     Bank Reconciliation (or copies of debtor's bank reconciliations) MOR-1 (Con't)          Yes
     Copies of bank statements                                                               N/A
     Cash disbursements journals                                                             Yes
Statement of Operations                                               MOR-2                  Yes
Balance Sheet                                                         MOR-3                  Yes
Status of Postpetition Taxes                                          MOR-4                  N/A
     Copies of IRS Form 6123 or payment receipt                                              N/A
     Copies of tax returns filed during reporting period                                     Yes
Summary of Unpaid Postpetition Debts                                  MOR-4                  Yes
     Listing of aged accounts payable                                                        Yes
Accounts Receivable Reconciliation and Aging                          MOR-5                  Yes
Debtor Questionnaire                                                  MOR-5                  Yes
-------------------------------------------------------------------------------------------------------------------------------

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of of my knowledge and belief.

/s/ Alan L. Hunte                                   March 22, 2004
------------------------------------------          -----------------------
Signature of Debtor                                 Date

/s/ Alan L. Hunte                                   March 22, 2004
------------------------------------------          -----------------------
Signature of Joint Debtor                           Date

/s/ Alan L. Hunte                                   March 22, 2004
------------------------------------------          -----------------------
Signature of Authorized Individual*                 Date

Alan L. Hunte
------------------------------------------
Printed Name of Authorized Individual*

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

                                                                    Exhibit 99.1
                                                             Trenwick Group Ltd.

In re:  Trenwick Group Ltd                          Case No.:     03-12636 (MFW)
Schedule of Cash Receipts & Disbursements       Reporting Period: February 2004

                                       Bank Accounts
                          Operating        Payroll     Tax   Other
                          ----------------------------------------

  Cash - Beg of Month     106,920.94              --    NA      NA
                          ----------------------------------------

       Receipts:
      Cash Sales                  --              --    --      --
     Accounts Rec                 --              --    --      --
   Loans & Advances               --              --    --      --
    Sale of Assets                --              --    --      --
         Other                                    --    --      --
       Transfers                  --              --    --      --
                          ----------------------------------------

    Total Receipts                --              --
                          ----------------------------------------

    Disbursements:
      Net Payroll                 --              --    --      --
     Payroll Taxes                --              --    --      --
Sales, Use, & Other Tax           --              --    --      --
  Inventory Purchases             --              --    --      --
 Secured Rental/Leases            --              --    --      --
       Insurance                  --              --    --      --
    Administrative         (3,146.08)             --    --      --
        Selling                   --              --    --      --
         Other                    --              --    --      --
 Transfers to P/R Acct            --              --    --      --
   Professional Fees              --              --    --      --
      Court Costs                 --              --    --      --
                          ----------------------------------------

 Total Disbursements:      (3,146.08)             --    --      --
                          ----------------------------------------

    Net Cash Flow:         (3,146.08)             --    --      --
                          ----------------------------------------

  Cash: End of Month      103,774.86              --    --      --
                          ========================================

                                                                      FORM MOR-1

                                                                    Exhibit 99.1
                                                             Trenwick Group Ltd.

Trenwick Group Ltd
Bank Reconciliations
February 2004

The following Chase Accounts have been reconciled

     Operating:

     Location:       JPMorganChase, NY
                     ABA No. 021-000-021

     Month End
    Book Balance        $ 103,774.86

                                                             FORM MOR-1 (CONT'D)

                                                                    Exhibit 99.1
                                                             Trenwick Group Ltd.

Trenwick Group Ltd
Disbursements
February 2004

Wire Date     Amount       Vendor Name
---------   ---------   -----------------

2/13/2004    3,146.08   WT to TAC to cover for CCH payment made on behalf of TGL

Total        3,146.08
            ---------

                                                             FORM MOR-1 (CONT'D)

                                                                    Exhibit 99.1
                                                             Trenwick Group Ltd.

        Trenwick Group Ltd.                             03-12636 (MFW)
-----------------------------------                     ------------------------
              Debtor                                    February 2004
                                                        ------------------------
                             Statement of Operations
                               (Income Statement)

------------------------------------------------------------------------------
                                                  Month Ended      Cumulative
REVENUES                                         February 2004   Filing to Date
------------------------------------------------------------------------------
Gross Revenues                                    $         --    $   (567,222)
------------------------------------------------------------------------------
Less: Returns and Allowances                                --              --
==============================================================================
Net Revenue                                       $         --    $   (567,222)
------------------------------------------------------------------------------
COST OF GOODS SOLD
------------------------------------------------------------------------------
Beginning Inventory                                         --              --
------------------------------------------------------------------------------
Add: Purchases                                              --              --
------------------------------------------------------------------------------
Add:Cost of Labor                                           --              --
------------------------------------------------------------------------------
Add: Other costs (schedule attached)                        --              --
------------------------------------------------------------------------------
Less: Ending Inventory                                      --              --
------------------------------------------------------------------------------
Cost of Goods Sold                                          --              --
==============================================================================
Gross Profit                                                --        (567,222)
------------------------------------------------------------------------------
OPERATING EXPENSES
------------------------------------------------------------------------------
Advertising                                                 --              --
------------------------------------------------------------------------------
Auto and Truck Expense                                      --          13,522
------------------------------------------------------------------------------
Bad Debts                                                   --              --
------------------------------------------------------------------------------
Contributions                                               --              --
------------------------------------------------------------------------------
Employee Benefits Programs                              12,004         163,992
------------------------------------------------------------------------------
Insider compensation*                                       --          68,710
------------------------------------------------------------------------------
Insurance                                               11,244         400,529
------------------------------------------------------------------------------
Management Fees/Bonuses                                     --              --
------------------------------------------------------------------------------
Office Expense                                             173           7,951
------------------------------------------------------------------------------
Pension & Profit-Sharing Plans                              --              --
------------------------------------------------------------------------------
Repairs and Maintenance                                     --              --
------------------------------------------------------------------------------
Rent and Lease Expense                                      --              --
------------------------------------------------------------------------------
Salaries/Commissions/Fees                                   --          20,058
------------------------------------------------------------------------------
Supplies                                                   797           4,962
------------------------------------------------------------------------------
Taxes-Payroll                                             (712)             --
------------------------------------------------------------------------------
Taxes-Real Estate                                           --              --
------------------------------------------------------------------------------
Taxes-Other                                              9,140          25,097
------------------------------------------------------------------------------
Travel and Entertainment                                    --              --
------------------------------------------------------------------------------
Utilities                                                   --              --
------------------------------------------------------------------------------
Other (attach schedule)                                     --       1,992,562
==============================================================================
Total Operating Expenses Before Depreciation            32,646       2,697,382
------------------------------------------------------------------------------
Depreciation/Depletion/Amortization                    129,529         827,313
==============================================================================
Net Profit(Loss) Before Other Income & Expenses       (162,175)     (4,091,917)
------------------------------------------------------------------------------
OTHER INCOME AND EXPENSES
------------------------------------------------------------------------------
Other Income (attach schedule)                         889,831     (42,420,936)
------------------------------------------------------------------------------
Interest Expense                                            --              --
------------------------------------------------------------------------------
Other Expense (attach schedule)                             --      33,099,059
==============================================================================
Net Profit (Loss) Before Reorganization Items          727,656     (79,611,912)
------------------------------------------------------------------------------
REORGANIZATION ITEMS
------------------------------------------------------------------------------
Professional Fees                                           --              --
------------------------------------------------------------------------------
U.S. Trustee Quarterly Fees                                 --              --
------------------------------------------------------------------------------
Interest Earned on Accumulated Cash
------------------------------------------------------------------------------
  from Chapter 11 (see continuation sheet)                 133           3,419
------------------------------------------------------------------------------
Gain(Loss) from Sale of Equipment                           --              --
------------------------------------------------------------------------------
Other Reorganization Expenses (attach schedule)             --          63,229
==============================================================================
Total Reorganization Expenses                             (133)         59,810
------------------------------------------------------------------------------
Income Taxes                                                --              --
==============================================================================
Net Profit (Loss)                                 $    727,790    $(79,671,722)
==============================================================================

* Insiders represent members of the Runoff Management Team. The Trenwick group's U.S. operations currently have an additional 25 officers which were not considered insiders for purposes of this disclosure.

                                                                      FORM MOR-2

        Trenwick Group Ltd.                             03-12636 (MFW)
-----------------------------------                     ------------------------
              Debtor                                    February 2004
                                                        ------------------------
                  STATEMENT OF OPERATIONS - continuation sheet

===========================================================================
                                              Month Ended     Cumulative
BREAKDOWN OF "OTHER" CATEGORY                February 2004   Filing to Date
===========================================================================

---------------------------------------------------------------------------
Other Costs
---------------------------------------------------------------------------

---------------------------------------------------------------------------

---------------------------------------------------------------------------

---------------------------------------------------------------------------

---------------------------------------------------------------------------
Other Operational Expenses
---------------------------------------------------------------------------

---------------------------------------------------------------------------
Board Related                                           --        (62,622)
---------------------------------------------------------------------------
Other Fees                                              --      2,054,231
---------------------------------------------------------------------------
Data Processing                                         --            953
---------------------------------------------------------------------------
TOTAL OTHER OPERATIONAL EXPENSES              $         --   $  1,992,562
---------------------------------------------------------------------------

---------------------------------------------------------------------------
Other Income
---------------------------------------------------------------------------

---------------------------------------------------------------------------
Equity in Undistributed Income (Loss) of
  Unconsolidated Subsidiaries                      889,831    (42,420,936)
---------------------------------------------------------------------------
TOTAL OTHER INCOME                            $    889,831   $(42,420,936)
---------------------------------------------------------------------------

---------------------------------------------------------------------------
Other Expenses
---------------------------------------------------------------------------

---------------------------------------------------------------------------
Loss on Sale of Trenwick International Ltd.             --     33,099,059
---------------------------------------------------------------------------
TOTAL OTHER EXPENSES                          $         --   $ 33,099,059
---------------------------------------------------------------------------

---------------------------------------------------------------------------
Other Reorganization Expenses
---------------------------------------------------------------------------

---------------------------------------------------------------------------
Bankruptcy Related Fees                                 --         63,229
---------------------------------------------------------------------------
TOTAL OTHER REORGANIZATION EXPENSES           $         --   $     63,229
---------------------------------------------------------------------------

===========================================================================


                                                                      FORM MOR-2

                                                                    Exhibit 99.1
                                                             Trenwick Group Ltd.

        Trenwick Group Ltd.                    Case No. 03-12636 (MFW)
-----------------------------------                     ------------------------
              Debtor                  Reporting Period: February 2004
                                                        ------------------------

                                 BALANCE SHEET

--------------------------------------------------------------------------------------------------------
                                                                  BOOK VALUE AT END OF     BOOK VALUE ON
               ASSETS                                           CURRENT REPORTING MONTH    PETITION DATE
--------------------------------------------------------------------------------------------------------
CURRENT ASSETS
--------------------------------------------------------------------------------------------------------
Unrestricted Cash and Equivalents                                                    --               --
--------------------------------------------------------------------------------------------------------
Restricted Cash and Cash Equivalents (see continuation sheet)                   593,572          655,336
--------------------------------------------------------------------------------------------------------
Accounts Receivable (Net)                                                       219,095         (591,090)
--------------------------------------------------------------------------------------------------------
Notes Receivable                                                                     --               --
--------------------------------------------------------------------------------------------------------
Inventories                                                                          --               --
--------------------------------------------------------------------------------------------------------
Prepaid Expenses                                                                 75,428        1,088,137
--------------------------------------------------------------------------------------------------------
Professional Retainers                                                        2,081,166        2,200,000
--------------------------------------------------------------------------------------------------------
Other Current Assets (attach schedule)                                               --            3,861
--------------------------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                            $             2,969,261    $   3,356,244
--------------------------------------------------------------------------------------------------------
PROPERTY AND EQUIPMENT
--------------------------------------------------------------------------------------------------------
Real Property and Improvements                                                       --               --
--------------------------------------------------------------------------------------------------------
Machinery and Equipment                                                              --               --
--------------------------------------------------------------------------------------------------------
Furniture, Fixtures and Office Equipment                                         73,467           82,181
--------------------------------------------------------------------------------------------------------
Leasehold Improvements                                                               --               --
--------------------------------------------------------------------------------------------------------
Vehicles                                                                             --               --
--------------------------------------------------------------------------------------------------------
Less Accumulated Depreciation                                                   (42,885)         (33,020)
--------------------------------------------------------------------------------------------------------
TOTAL PROPERTY & EQUIPMENT                                      $                30,582    $      49,161
--------------------------------------------------------------------------------------------------------
OTHER ASSETS
--------------------------------------------------------------------------------------------------------
Loans to Insiders*                                                                   --               --
--------------------------------------------------------------------------------------------------------
Other Assets (attach schedule)                                              131,032,459      220,135,876
--------------------------------------------------------------------------------------------------------
TOTAL OTHER ASSETS                                              $           131,032,459    $ 220,135,876
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                    $           134,032,302    $ 223,541,281
========================================================================================================

----------------------------------------------------------------------------------------------------------------
                                                                         BOOK VALUE AT END OF      BOOK VALUE ON
LIABILITIES AND OWNER EQUITY                                            CURRENT REPORTING MONTH    PETITION DATE
----------------------------------------------------------------------------------------------------------------
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
----------------------------------------------------------------------------------------------------------------
Accounts Payable                                                                         19,428               --
----------------------------------------------------------------------------------------------------------------
Taxes Payable (refer to FORM MOR-4)                                                          --               --
----------------------------------------------------------------------------------------------------------------
Wages Payable                                                                                --            4,900
----------------------------------------------------------------------------------------------------------------
Notes Payable                                                                                --               --
----------------------------------------------------------------------------------------------------------------
Rent/Leases - Building/Equipment                                                             --               --
----------------------------------------------------------------------------------------------------------------
Secured Debt/Adequate Protection Payments                                                    --               --
----------------------------------------------------------------------------------------------------------------
Professional Fees                                                                            --               --
----------------------------------------------------------------------------------------------------------------
Amounts Due to Insiders*                                                                     --               --
----------------------------------------------------------------------------------------------------------------
Other Postpetition Liabilities (attach schedule)                                             --               --
----------------------------------------------------------------------------------------------------------------
TOTAL POSTPETITION LIABILITIES                                          $                19,428    $       4,900
----------------------------------------------------------------------------------------------------------------
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
----------------------------------------------------------------------------------------------------------------
Secured Debt                                                                                 --               --
----------------------------------------------------------------------------------------------------------------
Priority Debt                                                                                --               --
----------------------------------------------------------------------------------------------------------------
Unsecured Debt                                                                      216,529,708      216,896,055
----------------------------------------------------------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES                                          $           216,529,708    $ 216,896,055
----------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                       $           216,549,136    $ 216,900,955
----------------------------------------------------------------------------------------------------------------
OWNER EQUITY
----------------------------------------------------------------------------------------------------------------
Capital Stock                                                                         3,673,000        3,676,102
----------------------------------------------------------------------------------------------------------------
Additional Paid-In Capital                                                          574,262,130      574,823,017
----------------------------------------------------------------------------------------------------------------
Partners' Capital Account                                                                    --               --
----------------------------------------------------------------------------------------------------------------
Owner's Equity Account                                                                       --               --
----------------------------------------------------------------------------------------------------------------
Retained Earnings - Pre-Petition                                                   (551,923,031)    (551,923,031)
----------------------------------------------------------------------------------------------------------------
Retained Earnings - Post-Petition                                                   (79,671,722)              --
----------------------------------------------------------------------------------------------------------------
Adjustments to Owner Equity (attach schedule)                                       (28,857,211)     (19,935,762)
----------------------------------------------------------------------------------------------------------------
Post Petition Contributions (Distributions) (Draws) (attach schedule)                        --               --
----------------------------------------------------------------------------------------------------------------
NET OWNER EQUITY                                                        $           (82,516,834)   $   6,640,326
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND OWNERS' EQUITY                                    $           134,032,302    $ 223,541,281
================================================================================================================

                                                                      FORM MOR-3

        Trenwick Group Ltd.                   Case No.  03-12636 (MFW)
-----------------------------------                     ------------------------
              Debtor                 Reporting Period:  February 2004
                                                        ------------------------

                       BALANCE SHEET - continuation sheet

--------------------------------------------------------------------
                               BOOK VALUE AT END OF    BOOK VALUE ON
          ASSETS             CURRENT REPORTING MONTH   PETITION DATE
--------------------------------------------------------------------

--------------------------------------------------------------------
OTHER CURRENT ASSETS
--------------------------------------------------------------------
Accrued Investment Income                         --           3,861
--------------------------------------------------------------------
TOTAL OTHER CURRENT ASSETS   $                    --   $       3,861
--------------------------------------------------------------------

--------------------------------------------------------------------

--------------------------------------------------------------------
OTHER ASSETS
--------------------------------------------------------------------
Prepaid Deposits                              19,622          19,622
--------------------------------------------------------------------
Investment in Subsidiaries               128,586,657     215,156,938
--------------------------------------------------------------------
Miscellaneous Other Assets                 2,426,180       4,959,316
--------------------------------------------------------------------
TOTAL OTHER ASSETS           $           131,032,459   $ 220,135,876
--------------------------------------------------------------------

-------------------------------------------------------------------------------
                                        BOOK VALUE AT END OF      BOOK VALUE ON
LIABILITIES AND OWNER EQUITY           CURRENT REPORTING MONTH    PETITION DATE
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
UNSECURED DEBTS (PRE-PETITION)
-------------------------------------------------------------------------------
Accrued Expenses                                       981,352        1,299,727
-------------------------------------------------------------------------------
Interest Payable                                     2,276,323        2,276,323
-------------------------------------------------------------------------------
Due to Affiliates                                   94,431,252       94,479,224
-------------------------------------------------------------------------------
Other Liabilities                                  118,840,781      118,840,781
-------------------------------------------------------------------------------
TOTAL UNSECURED DEBTS (PRE-PETITION)   $           216,529,708    $ 216,896,055
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
OTHER POSTPETITION LIABILITIES
-------------------------------------------------------------------------------
Due to Affiliates                                           --               --
-------------------------------------------------------------------------------
TOTAL OTHER POSTPETITION LIABILITIES   $                    --    $          --
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
ADJUSTMENT TO OWNER EQUITY
-------------------------------------------------------------------------------
Deferred Compensation                                 (218,968)      (1,125,099)
-------------------------------------------------------------------------------
Equity in Subsidiary                               (28,638,243)     (18,810,663)
-------------------------------------------------------------------------------

                                                                      FORM MOR-3

                                                                    Exhibit 99.1
                                                             Trenwick Group Ltd.

        Trenwick Group Ltd.                    Case No. 03-12636 (MFW)
-----------------------------------                     ------------------------
              Debtor                  Reporting Period: February 2004
                                                        ------------------------

                          STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

--------------------------------------------------------------------------------------------------------
                                            Amount
                            Beginning     Withheld or                             Check. No   Ending Tax
                          Tax Liability     Accrued     Amount Paid   Date Paid     or EFT    Liability
========================================================================================================
Federal
--------------------------------------------------------------------------------------------------------
Withholding                          --          --          --                                       --
--------------------------------------------------------------------------------------------------------
FICA-Employee                        --          --          --                                       --
--------------------------------------------------------------------------------------------------------
FICA-Employer                        --          --          --                                       --
--------------------------------------------------------------------------------------------------------
Unemployment                         --          --          --                                       --
--------------------------------------------------------------------------------------------------------
Income                               --          --          --                                       --
--------------------------------------------------------------------------------------------------------
Other:                               --          --          --                                       --
--------------------------------------------------------------------------------------------------------
  Total Federal Taxes                --          --          --                                       --
--------------------------------------------------------------------------------------------------------
State and Local
--------------------------------------------------------------------------------------------------------
Withholding                          --          --          --                                       --
--------------------------------------------------------------------------------------------------------
Sales                                --          --          --                                       --
--------------------------------------------------------------------------------------------------------
Excise                               --          --          --                                       --
--------------------------------------------------------------------------------------------------------
Unemployment                         --          --          --                                       --
--------------------------------------------------------------------------------------------------------
Real Property                        --          --          --                                       --
--------------------------------------------------------------------------------------------------------
Personal Property                    --          --          --                                       --
--------------------------------------------------------------------------------------------------------
Other:                               --          --          --                                       --
--------------------------------------------------------------------------------------------------------
  Total State and Local              --          --          --                                       --
--------------------------------------------------------------------------------------------------------
Total Taxes                          --          --          --                          --           --
--------------------------------------------------------------------------------------------------------

                      SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable

------------------------------------------------------------------------------------------------
                                                         Number of Days Past Due
                                         =======================================================
                                            Current   0-30    31-60    61-90    Over 90   Total
------------------------------------------------------------------------------------------------
Accounts Payable                                --      836    5,717    6,949     5,926   19,428
------------------------------------------------------------------------------------------------
Wages Payable                                                                                 --
------------------------------------------------------------------------------------------------
Taxes Payable                                                                                 --
------------------------------------------------------------------------------------------------
Rent/Leases - Building                                                                        --
------------------------------------------------------------------------------------------------
Rent/Leases - Equipment                                                                       --
------------------------------------------------------------------------------------------------
Secured Debt/Adequate Protection Payments                                                     --
------------------------------------------------------------------------------------------------
Professional Fees                                                                             --
------------------------------------------------------------------------------------------------
Amounts Due to Insiders                                                                       --
------------------------------------------------------------------------------------------------
Other:                                                                                        --
------------------------------------------------------------------------------------------------
Other:                                                                                        --
------------------------------------------------------------------------------------------------
Total Postpetition Debts                        --      836    5,717    6,949     5,926   19,428
------------------------------------------------------------------------------------------------

                                                                      FORM MOR-4
                                                                         (9/99)

                                                                    Exhibit 99.1
                                                             Trenwick Group Ltd.

Trenwick Group Ltd.
List of Aging
February 29, 2004

        Vendor                 Invoice Date               Invoice Number           Amount                     Activity
        ------                 ------------               --------------           -------                    --------
      Equiserve                 10/13/2003                    159415                  5,925.87          Transfer Agency Fee
                                                    --------------------------------------------
                                                                91+                   5,925.87

Deraventures                     11/5/2003                11014-37201-03                216.30      M. Becker Telecommunications
Equiserve                       11/13/2003                    160816                  3,810.21          Transfer Agency Fees
      Equiserve                 11/30/2003                                            2,922.25          Transfer Agency Fee
                                                    --------------------------------------------
                                                            61-90 DAYS                6,948.76

      Equiserve                  12/3/2003                                            5,717.29          Transfer Agency Fee
                                                    --------------------------------------------
                                                            31-60 DAYS                5,717.29         2003 Post - Petition

         CCH                      1/6/2004                    7405420                   836.34              TGL Monthly
                                                    --------------------------------------------
                                                             0-30 DAYS                  836.34         2004 - Post Petition

                                                                               -----------------
                                                    Grand Total                      19,428.26
                                                                               =================

                                                                    Exhibit 99.1
                                                             Trenwick Group Ltd.

        Trenwick Group Ltd.                    Case No. 03-12636 (MFW)
-----------------------------------                     ------------------------
              Debtor                  Reporting Period: February 2004
                                                        ------------------------

                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

------------------------------------------------------------------   ------------------
Accounts Receivable Reconciliation                                        Amount
------------------------------------------------------------------   ------------------
Total Accounts Receivable at the beginning of the reporting period       $ 219,094.77
------------------------------------------------------------------   ------------------
+ Amounts billed during the peiod                                                  --
------------------------------------------------------------------   ------------------
- Amounts collected during the peiod                                               --
------------------------------------------------------------------   ------------------
Total Accounts Receivable at the end of the reporting period               219,094.77
------------------------------------------------------------------   ------------------

------------------------------------------------------------------   ------------------
Accounts Receivable Aging                                                 Amount
------------------------------------------------------------------   ------------------
0 - 30 days old                                                                    --
------------------------------------------------------------------   ------------------
31 - 60 days old                                                                   --
------------------------------------------------------------------   ------------------
61 - 90 days old                                                                   --
------------------------------------------------------------------   ------------------
91 + days old                                                            9,661,613.77
------------------------------------------------------------------   ------------------
Total Accounts Receivable                                                9,661,613.77
------------------------------------------------------------------   ------------------
Amount considered uncollectible (Bad Debt)                              (9,442,519.00)
------------------------------------------------------------------   ------------------
Accounts Receivable (Net)                                                  219,094.77
------------------------------------------------------------------   ------------------

                              DEBTOR QUESTIONNAIRE

---------------------------------------------------------------------------------------      ---------------------------------------
Must be completed each month                                                                           Yes               No
---------------------------------------------------------------------------------------      ---------------------------------------
1. Have any assets been sold or transferred outside the normal course of                                                  X
business this reporting period? If yes, provide an explanation below.
---------------------------------------------------------------------------------------      ---------------------------------------
2. Have any funds been disbursed from any account other than a debtor in                                                  X
possession account this reporting period? If yes, provide and explanation below.
---------------------------------------------------------------------------------------      ---------------------------------------
3. Have all postpetition tax returns been timely filed? If no, provide an                                X
explanation below.
---------------------------------------------------------------------------------------      ---------------------------------------
4. Are workers compensation, general liability and other necessary insurance                             X
coverages in effect? If no, provide an explanation below.
---------------------------------------------------------------------------------------      ---------------------------------------

                                                                      FORM MOR-5
                                                                          (9/99)